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[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)




                               [Graphic Omitted]




                               MFS(R) UTILITIES FUND

                               ANNUAL REPORT o OCTOBER 31, 1999








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                      MUTUAL FUND GIFT KITS (see page 35)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
MFS' Year 2000 Readiness Disclosure ....................................... 34
Trustees and Officers ..................................................... 37


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low.
Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
      Maura A. Shaughnessy

For the 12 months ended October 31, 1999, Class A shares of the Fund provided a total return of 23.05%, Class B shares 22.11%, Class C shares 22.18%, and Class I shares 23.44%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 2.08% return over the same period for the Standard & Poor's Utilities Index, an unmanaged, market-value-weighted total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500). For the same period, the average utility fund returned 18.32%, according to Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT HAS THE INVESTMENT ENVIRONMENT BEEN LIKE FOR UTILITIES STOCKS OVER THE PAST YEAR?

A. The telecommunications sector has continued to be very strong, driven largely by the explosion in Internet and data communications traffic. In addition, companies involved with cellular communications have done very well, as most subscriber numbers are much higher than initially expected. Natural gas stocks, on the other hand, have had their share of ups and downs. The sector benefited indirectly from the rise in oil prices that we saw last spring. But the mild weather this fall has hurt prospects, and stock prices have fallen off somewhat. The worst performers have been electric utilities, which have gotten hammered from all directions. With deregulation, the electric companies -- which typically generate lots of cash -- now have a lot more choices about how to invest their money. And that has made investors nervous because they're not so sure management will do what's best for shareholders. In addition, rising interest rates have made electric stocks less attractive by eroding the value of their dividends. The fact that these stocks have not been growing at very high levels -- like telecommunications stocks -- has also hurt. A common theme across all three industries has been continued consolidation, especially in the mid-cap arena, which is where the Fund tends to focus. And that has been a big plus.

Q.  HOW HAS CONSOLIDATION HELPED THE FUND?

A. In the telecommunications sector, we owned shares of MediaOne Group, a cable company whose stock benefited from being acquired by AT&T. We also owned shares of Frontier, the old Rochester Telephone. It was bought out at a premium by Global Crossing, a company that is building fiber-optic networks across the Atlantic. In the natural gas sector, El Paso Energy, whose stock we owned, bought Sonat, another one of our investments. Both stocks rallied as the merger created one of the largest natural gas companies in the country. More recently, Mid-America Energy, an electric utility, benefited from being bought out by Warren Buffet's company, Berkshire Hathaway. GTE's and Bell Atlantic's stocks did well following the announcement of their merger. And MCI WorldCom's pending acquisition of Sprint sent both stocks soaring. Finally, our investments in Mannesmann, a German wireless and wire line company, and Orange PLC, a wireless company in the United Kingdom, did well following Mannesmann's decision to buy Orange.

Q.  WHAT OTHER FACTORS HELPED THE FUND PERFORM WELL?

A. The other big factor was our international stake. During the past six months, we boosted our stake in foreign stocks to 20.7% of net assets. We did this in part because that's where we were finding what we consider to be good values, namely, attractive prices relative to earnings prospects. Plus, we believe there are lots of restructuring opportunities as foreign companies strive to remain competitive in today's global economy. Besides Mannesmann and Orange, our stake in NTT Mobile Communications Network, the big telecommunications player in Japan did especially well. We also held BCE, the holding company for Bell Canada. BCE has a sizable investment in Northern Telecom, which has had a terrific run recently because of increased demand for its telecom equipment, and this has benefited BCE.

Q.  IT SOUNDS LIKE TELECOMMUNICATIONS STOCKS WERE AMONG YOUR BIGGEST WINNERS.

A. Definitely. During the year, our stake in U.S. telecomm grew to 41.20% of net assets, about double what we had at the start of the period. Our biggest investment was GTE. The stock climbed nicely following the announcement of a buyout by Bell Atlantic. We also had a big investment in Bell Atlantic, whose stock rebounded as investors rewarded the company for a smart investment strategy. However, not all of our telecommunications names did well. SBC Communications, which is the old Southwestern Bell, had a rough time over the past six months because of uncertainties surrounding its merger with Ameritech. After closing the deal, SBC had to cut earnings. Now that the merger is done, we expect the stock to catch up, especially given SBC's strong standing in the industry.

Q.  WHICH OTHER STOCKS HELD THE FUND BACK?

A. CMS Energy, our second-largest investment, was a big disappointment. The electric and natural gas utility's stock suffered from fears that regulators would cut rates. There were also concerns that the company would have to issue stock to pay for a purchase. Fortunately, management sold off some assets instead. We expect that once the regulatory issues settle, the stock will get back on track. Williams was another top holding that tumbled during the period. The company, which is in both the natural gas and telecommunications businesses, decided to spin out part of its telephone operation. As the new stock quickly shot up, many investors who owned Williams for its telecommunications assets decided to take profits. The start-up also has drained Williams' earnings. We held on, however, believing that the company is still worth more than the stock price reflects. Finally, Peco Energy, an electric utility in Philadelphia, saw its stock flounder as the company worked out a merger with Unicom, an electric utility in Chicago. We found the stock attractive, given Peco's great nuclear power assets, above-average wholesale trading business, and aggressive management team, and we decided to increase our stake.

Q.  WHERE HAVE YOU FOUND OTHER GOOD BUYING OPPORTUNITIES LATELY?

A. On the international side, we recently bought shares in a French company called Vivendi. Half of Vivendi's business is in the waste management and water utility area. The other half is in the media and cellular business. Vivendi is the second-largest competitor in the French cellular market, where we expect to see accelerating penetration growth. We believe, however, that the current stock price does not fully reflect the value of the telecommunications piece of the business. We also think the company is an excellent candidate for restructuring, which we believe would give the stock a boost. One of our largest new additions was NStar, which is the old Boston Edison. There's a tremendous amount of merger and acquisition activity going on in the Northeast, which could benefit NStar. Plus, the company has an excellent strategy that we believe it is not really getting credit for. Finally, there's strong potential from Nstar's partial ownership of RCN, a telecommunications start-up. Eventually, we expect the electrics to do well. In the meantime, we'll remain flexible and invest wherever we think we find the best values.

/s/ Maura A. Shaughnessy
    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MAURA A. SHAUGHNESSY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND, MFS(R) UTILITIES FUND, MFS(R) UTILITIES SERIES AND MFS(R) CAPITAL OPPORTUNITIES SERIES (BOTH PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE UTILITIES SERIES AND CAPITAL OPPORTUNITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MS. SHAUGHNESSY JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                  SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME
                              ABOVE THAT AVAILABLE FROM A PORTFOLIO INVESTED ENTIRELY IN EQUITIES).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      FEBRUARY 14, 1992

  CLASS INCEPTION:            CLASS A  FEBRUARY 14, 1992
                              CLASS B  SEPTEMBER 7, 1993
                              CLASS C  JANUARY 3, 1994
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $1.4 BILLION NET ASSETS AS OF OCTOBER 31, 1999

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, February 14, 1992, through October 31, 1999. Index information is from February 1, 1992.)

              MFS Utilities       Standard & Poor's    Standard & Poor's
              Fund - Class A     500 Composite Index    Utilities Index
              --------------     -------------------   -----------------
 2/92            $ 9,525               $10,000             $10,000
10/92             10,270                10,480              11,040
10/93             12,770                12,040              13,840
10/95             15,030                15,820              15,740
10/97             22,900                25,930              19,080
10/99             34,407                39,748              24,666

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH OCTOBER 31, 1999

CLASS A
                                                        1 Year      3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +23.05%      +93.28%      +180.32%      +261.22%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 +23.05%      +24.57%      + 22.89%      + 18.12%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                 +17.21%      +22.56%      + 21.70%      + 17.38%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +22.11%      +88.94%      +169.58%      +242.49%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 +22.11%      +23.63%      + 21.94%      + 17.31%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                 +18.11%      +22.97%      + 21.76%      + 17.31%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +22.18%      +89.19%      +169.57%      +244.46%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 +22.18%      +23.68%      + 21.94%      + 17.39%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                 +21.18%      +23.68%      + 21.94%      + 17.39%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +23.44%      +94.91%      +182.68%      +264.27%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 +23.44%      +24.91%      + 23.10%      + 18.25%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                        1 Year      3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------
Average utility fund**                                 +18.32%      +18.70%      + 16.55%      + 13.63%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+#                +25.67%      +26.52%      + 26.02%      + 19.49%
-------------------------------------------------------------------------------------------------------
Standard & Poor's Utilities Index#                     + 2.08%      +12.42%      + 15.22%      + 12.36%
-------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, February 14, 1992, through
   October 31, 1999. Index information is from February 1, 1992.
** Source: Lipper Analytical Services, Inc.
 + Effective immediately, we no longer consider the Standard & Poor's 500 Composite Index a benchmark for the Fund. We believe the Standard & Poor's Utilities Index more closely reflects the Fund's investment style and objectives.
 # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1999

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS                        85.3%
LEISURE                                            4.3%
TECHNOLOGY                                         3.9%
CONGLOMERATES & SPECIAL PRODUCTS/SERVICES          3.5%
FINANCIAL SERVICES                                 2.3%

TOP 10 STOCK HOLDINGS

GTE CORP.  3.7%                              PECO ENERGY CO.  2.4%
Telecommunications company                   Electric utility company

CMS ENERGY CORP.  3.4%                       BCE, INC.  2.3%
Electric and gas utility                     Canadian telecommunications company

SBC COMMUNICATIONS, INC.  3.0%               EL PASO ENERGY CO.  2.2%
Integrated telecommunications company        Gas utility company

WILLIAMS, INC.  2.7%                         MCI WORLDCOM, INC.  2.1%
Natural gas pipeline company                 Telecommunications company

COLUMBIA ENERGY GROUP  2.4%                  NSTAR CO.  2.1%
Natural gas production and pipeline company  Electric utility company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 1999

Stocks - 83.2%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 62.5%
  Cellular Telephones
    Triton PCS Holdings, Inc.*                                          4,900            $      172,725
-------------------------------------------------------------------------------------------------------
  Conglomerates - 1.1%
    Eastern Enterprises Co.                                           300,200            $   15,347,725
-------------------------------------------------------------------------------------------------------
  Energy - 0.8%
    Sierra Pacific Resources                                          490,752            $   11,041,920
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    Comcast Corp., "A"                                                271,000            $   11,415,875
    Time Warner, Inc.                                                 118,700                 8,271,906
                                                                                         --------------
                                                                                         $   19,687,781
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    USEC, Inc.                                                        349,600            $    3,168,250
-------------------------------------------------------------------------------------------------------
  Oils - 1.8%
    Coastal Corp.                                                     585,000            $   24,643,125
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 2.1%
    Camden Property Trust                                             181,300            $    4,906,431
    CarrAmerica Realty Corp.                                          181,300                 4,033,925
    Equity Residential Properties Trust                               126,600                 5,293,463
    Kilroy Realty Corp.                                               124,300                 2,385,006
    Mack-Cali Realty Corp.                                            191,100                 4,920,825
    Public Storage, Inc.                                              127,900                 3,085,588
    SL Green Realty Corp.                                             198,700                 3,613,856
                                                                                         --------------
                                                                                         $   28,239,094
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.3%
    Azurix Corp.                                                      155,600            $    2,188,125
    MCN Energy Group, Inc.                                            594,100                14,518,319
                                                                                         --------------
                                                                                         $   16,706,444
-------------------------------------------------------------------------------------------------------
  Telecommunications - 19.8%
    Alltel Corp.                                                      117,500            $    9,781,875
    Bell Atlantic Corp.                                               186,220                12,092,661
    CenturyTel, Inc.                                                  495,800                20,048,912
    Cincinnati Bell, Inc.                                           1,088,300                22,650,244
    GTE Corp.                                                         626,800                47,010,000
    Insight Communications, Inc.*                                     107,800                 2,546,775
    Intermedia Communications, Inc.*                                  620,400                16,130,400
    IXC Communications, Inc.*                                         269,100                11,621,756
    MCI WorldCom, Inc.*                                               300,375                25,775,930
    Metromedia Fiber Network, Inc., "A"*                              354,150                11,709,084
    Motorola, Inc.                                                     57,500                 5,602,656
    NEXTEL Communications, Inc.*                                      130,000                11,204,375
    Nortel Networks Corp.                                              85,300                 5,283,269
    Partner Communications Co. Ltd.*                                  663,475                10,449,731
    SBC Communications, Inc.                                          733,671                37,371,367
    Sprint Corp.                                                      179,100                13,309,369
    Winstar Communications, Inc.*                                     133,800                 5,193,113
                                                                                         --------------
                                                                                         $  267,781,517
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 22.5%
    AES Corp.*                                                        144,400            $    8,149,575
    Atmos Energy Corp.                                                611,999                13,884,727
    Calpine Corp.*                                                    205,600                11,847,700
    CMS Energy Corp.                                                1,173,595                43,276,316
    DPL, Inc.                                                         208,200                 4,216,050
    DQE, Inc.                                                         540,200                21,574,237
    Duke Energy Corp.                                                 359,200                20,294,800
    El Paso Electric Co.*                                             618,100                 5,640,163
    Illinova Corp.                                                    605,800                19,272,012
    Niagara Mohawk Holdings, Inc.                                     765,900                12,158,663
    NiSource, Inc.                                                    640,700                13,134,350
    NSTAR Co.                                                         706,400                26,887,350
    Peco Energy Co.                                                   778,500                29,728,969
    Pinnacle West Capital Corp.                                       524,700                19,348,312
    Reliant Energy, Inc.                                              408,700                11,137,075
    Scana Corp.                                                       562,400                13,989,700
    Texas Utilities Co.                                               504,100                19,533,875
    Unicom Corp.                                                      264,800                10,145,150
                                                                                         --------------
                                                                                         $  304,219,024
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 10.8%
    Columbia Energy Group                                             456,500            $   29,672,500
    El Paso Energy Corp.                                              681,500                27,941,500
    Energen Corp.                                                     332,800                 6,156,800
    Enron Corp.                                                       364,400                14,553,225
    Kinder Morgan, Inc.                                               381,100                 7,669,637
    National Fuel Gas Co.                                             253,600                12,394,700
    NICOR, Inc.                                                       203,600                 7,889,500
    ONEOK, Inc.                                                        91,200                 2,661,900
    Washington Gas Light Co.                                          102,600                 2,789,438
    Williams Cos., Inc.                                               902,500                33,843,750
                                                                                         --------------
                                                                                         $  145,572,950
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    BellSouth Corp.                                                    71,400            $    3,213,000
    U.S. West, Inc.                                                    81,000                 4,946,062
                                                                                         --------------
                                                                                         $    8,159,062
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $  844,739,617
-------------------------------------------------------------------------------------------------------

Foreign Stocks - 20.7%
  Australia - 0.6%
    Cable & Wireless Optus (Telecommunications)                     3,669,200            $    8,393,471
-------------------------------------------------------------------------------------------------------
  Brazil - 0.4%
    Celular CRT Participacoes, Preferred
     (Telecommunications)                                               6,134            $      622,528
    Companhia Electricas est Rio de Janeiro
      (Utilities - Electric)*                                       7,436,500                 1,524,654
    Companhia Energetica do Ceara, Preferred "A"
      (Utilities - Electric)                                          772,100                 1,622,558
    Companhia Riogrand Telecomunicacoes, Preferred "A"
      (Utilities - Telephone)                                           6,134                 1,210,439
    Espirito Santo Centrais Eletricas S.A. (Utilities -
      Electric)                                                        10,200                   261,404
                                                                                         --------------
                                                                                         $    5,241,583
-------------------------------------------------------------------------------------------------------
  Canada - 2.9%
    AT & T Canada, Inc. (Telecommunications)*                         318,000            $   10,255,500
    BCE, Inc. (Telecommunications)                                    479,100                28,865,775
                                                                                         --------------
                                                                                         $   39,121,275
-------------------------------------------------------------------------------------------------------
  China - 0.1%
    China Telecom Hong Kong Ltd. (Telecommunications)*                 18,400            $    1,242,000
-------------------------------------------------------------------------------------------------------
  Finland - 1.6%
    Helsingin Puhelin Oyj (Telecommunications)                         83,100            $    3,945,193
    HPY Holding - HTF Holding Oyj Abp (Telecommunications)*           101,250                 2,129,288
    Sonera Oyj (Telecommunications)                                   492,500                14,785,015
                                                                                         --------------
                                                                                         $   20,859,496
-------------------------------------------------------------------------------------------------------
  France - 0.9%
    Bouygues S.A. (Construction)*                                      18,143            $    6,314,610
    Vivendi (Business Services)                                        67,200                 5,091,113
                                                                                         --------------
                                                                                         $   11,405,723
-------------------------------------------------------------------------------------------------------
  Germany - 1.5%
    Mannesmann AG (Conglomerate)                                      126,300            $   19,854,273
-------------------------------------------------------------------------------------------------------
  Greece - 0.9%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                            569,140            $   12,065,354
-------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Telecom Ltd. (Telecommunications)*                        1,352,000            $    4,620,958
-------------------------------------------------------------------------------------------------------
  Hungary - 0.9%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                  423,900            $   12,213,619
-------------------------------------------------------------------------------------------------------
  Italy - 1.4%
    Telecom Italia Mobile S.p.A. (Telecommunications)               2,404,600            $   15,018,921
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                                         1,138,800                 3,951,580
                                                                                         --------------
                                                                                         $   18,970,501
-------------------------------------------------------------------------------------------------------
  Japan - 1.7%
    Nippon Telephone & Telegraph Corp.
      (Utilities - Telephone)                                             700            $   10,746,498
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                450                11,960,276
                                                                                         --------------
                                                                                         $   22,706,774
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Koninklijke KPN N.V. (Telecommunications)                          43,750            $    2,244,493
    Libertel N.V. (Cellular Telephones)*                              194,900                 3,688,874
    United Pan - Europe Communications N.V
      (Telecommunications)*                                            83,800                 6,441,260
                                                                                         --------------
                                                                                         $   12,374,627
-------------------------------------------------------------------------------------------------------
  Poland - 0.2%
    Netia Holdings S.A., ADR (Telecommunications)*                    196,525            $    3,070,703
-------------------------------------------------------------------------------------------------------
  Portugal - 0.2%
    Telecel - Comunicacoes Pessoais S.A
      (Telecommunications)                                             22,300            $    2,893,540
-------------------------------------------------------------------------------------------------------
  Spain - 2.7%
    Telefonica de Espana S.A., ADR (Telecommunications)               406,641            $   20,306,635
    Telefonica Publicidad e Informacion S.A. (Utilities -
      Telephone)                                                      112,700                 2,456,590
    Union Electrica Fenosa S.A. (Utilities - Electric)                973,200                14,234,383
                                                                                         --------------
                                                                                         $   36,997,608
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.5%
    British Telecommunications PLC (Telecommunications)             1,086,469            $   19,703,554
    COLT Telecom Group PLC (Telecommunications)*                       75,514                 2,253,931
    COLT Telecom Group PLC, ADR (Telecommunications)*                  56,200                 6,659,700
    Independent Energy Holdings PLC, ADR (Utilities -
      Electric)                                                       195,500                 5,290,719
    Orange PLC (Telecommunications)                                   533,500                13,250,870
                                                                                         --------------
                                                                                         $   47,158,774
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $  279,190,279
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,033,811,922)                                           $1,123,929,896
-------------------------------------------------------------------------------------------------------

Preferred Stocks - 3.1%
-------------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Coastal Corp., 5.58%                                               62,800            $    1,420,850
    Coastal Corp., 6.625%                                             325,100                 8,615,150
                                                                                         --------------
                                                                                         $   10,036,000
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    Cox Communications, Inc., 0.25%                                   197,200            $   10,962,151
    McLeodUSA, Inc., 6.75%                                             26,083                10,433,200
                                                                                         --------------
                                                                                         $   21,395,351
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    CMS Energy Corp., 8.75%                                           268,900            $   10,352,650
-------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $35,627,873)                                    $   41,784,001
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.4%
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.9%
    Global Telesystems Group, Inc., 7.25%##                            94,800            $    4,154,610
    UnitedGlobalCom, Inc., 7.00%##                                    135,600                 8,051,250
                                                                                         --------------
                                                                                         $   12,205,860
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    AES Trust III, 6.75%                                              288,300            $   14,541,131
    Calpine Capital Trust, 5.75%                                      102,800                 6,065,200
                                                                                         --------------
                                                                                         $   20,606,331
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $31,160,400)                        $   32,812,191
-------------------------------------------------------------------------------------------------------

Bonds - 5.1%
-------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 5.0%
  Banks and Credit Companies - 0.2%
    Beaver Valley Funding Corp. II, 9s, 2017                      $     1,185            $    1,209,695
    Midland Funding Corp., 10.33s, 2002                                 1,110                 1,152,122
                                                                                         --------------
                                                                                         $    2,361,817
-------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Ocean Energy, Inc., 8.875s, 2007                              $       850            $      841,500
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Duke Capital Corp., 7.25s, 2004                               $       400            $      402,564
    Salton Sea Funding Corp., 6.69s, 2000                                 216                   216,238
    Salton Sea Funding Corp., 7.84s, 2010                               1,110                 1,082,050
    Salton Sea Funding Corp., 8.3s, 2011                                1,460                 1,463,267
                                                                                         --------------
                                                                                         $    3,164,119
-------------------------------------------------------------------------------------------------------
  Gas - 0.1%
    CMS Panhandle Holding Co., 6.5s, 2009                         $     1,300            $    1,188,668
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.9%
    Intermedia Communications, Inc., 12.25s, 2009                 $    17,850            $    9,639,000
    Sprint Capital Corp., 6.9s, 2019                                    1,279                 1,192,553
    Telecomunicaciones De Puerto, 6.65s, 2006##                           296                   281,718
    WorldCom, Inc., 8.875s, 2006                                          720                   757,987
                                                                                         --------------
                                                                                         $   11,871,258
-------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 0.2%
  Federal Home Loan Bank - 0.1%
    Federal Home Loan Bank, 6.5s, 2029                            $     1,276            $    1,223,480
-------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 0.1%
    FNMA, 7s, 2029                                                $     1,510            $    1,482,268
-------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                              $    2,705,748
-------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 1.6%
  Government National Mortgage Association - 0.6%
    GNMA, 6.5s, 2029                                              $       543            $      518,773
    GNMA, 7s, 2027 - 2028                                               2,304                 2,260,505
    GNMA, 7.5s, 2025 - 2028                                             4,748                 4,759,712
    GNMA, 8s, 2025 - 2027                                                 803                   817,741
                                                                                         --------------
                                                                                         $    8,356,731
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.0%
    U.S. Treasury Notes, 6s, 2009                                 $    12,980            $   12,961,698
-------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                         $   21,318,429
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    AEP Generating, 9.82s, 2022                                   $     3,775            $    4,337,848
    California Infrastructure, 6.17s, 2003                              1,839                 1,834,973
    Connecticut Light & Power Co., 8.59s, 2003                          1,000                 1,019,540
    Edison International, Inc., 6.875s, 2004                            1,000                   991,360
    Illinois Power Special Purpose Trust, 5.26s, 2003                   2,100                 2,073,750
    Midamerican Funding LLC, 6.927s, 2029                               1,230                 1,090,862
    Midland Cogeneration Venture Corp., 10.33s, 2002                      291                   302,384
    Seabrook Station, 7.83s, 2019                                         862                   865,778
    Toledo Edison Co., 9.5s, 2001                                       1,385                 1,430,400
    TXU Eastern Funding Co., 6.75s, 2009                                1,488                 1,374,882
    Utilicorp United, Inc., 8.45s, 1999                                   600                   600,534
                                                                                         --------------
                                                                                         $   15,922,311
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    CE Generation LLC, 7.416s, 2018                               $     1,520            $    1,430,700
    Columbia Gas Systems, Inc., 6.39s, 2000                             2,245                 2,233,573
    El Paso Energy Corp., 6.75s, 2009                                   3,721                 3,550,206
                                                                                         --------------
                                                                                         $    7,214,479
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    AT & T Corp., 6.5s, 2029                                      $       900            $      796,140
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                         $   67,384,469
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Canada - 0.1%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                $       850            $      850,765
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $70,911,019)                                               $   68,235,234
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 4.3%
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    ADT Operations, Inc., 0s, 2010                                $     7,230            $   15,806,588
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.5%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##         $     6,100            $    6,389,750
-------------------------------------------------------------------------------------------------------
  Telecommunications - 2.7%
    Comcast Corp., 2s, 2029                                       $        83            $    6,907,090
    CoreComm Ltd., 6s, 2006                                             7,880                 8,943,800
    Global Telesystems Group, Inc., 5.75s, 2010                         3,950                 4,196,875
    Level 3 Communications, Inc., 6s, 2009                             13,770                16,110,900
                                                                                         --------------
                                                                                         $   36,158,665
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $51,088,686)                                   $   58,355,003
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 11/01/99                    $    24,800            $   24,800,000
    Federal Home Loan Mortgage Corp., due 12/09/99                     27,200                27,050,702
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   51,850,702
-------------------------------------------------------------------------------------------------------

Other Short-Term Obligations - 12.9%
-------------------------------------------------------------------------------------------------------
                                                                       SHARES
-------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $174,221,506)                             174,221,506            $  174,221,506
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,448,672,108)                                      $1,551,188,533

Other Assets, Less Liabilities - (14.8)%                                                   (199,591,892)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $1,351,596,641
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,448,672,108)        $1,551,188,533
  Cash                                                                   46,062
  Receivable for Fund shares sold                                     5,042,695
  Receivable for investments sold                                     6,377,213
  Interest and dividends receivable                                   3,107,521
  Other assets                                                            5,800
                                                                 --------------
      Total assets                                               $1,565,767,824
                                                                 --------------
Liabilities:
  Distributions payable                                          $      343,474
  Payable for Fund shares reacquired                                  1,599,836
  Payable for investments purchased                                  37,578,215
  Collateral for securities loaned, at value                        174,221,506
  Payable to affiliates -
    Management fee                                                       54,910
    Shareholder servicing agent fee                                      10,970
    Distribution and service fee                                         82,380
    Administrative fee                                                    1,576
  Accrued expenses and other liabilities                                278,316
                                                                 --------------
      Total liabilities                                          $  214,171,183
                                                                 --------------
Net assets                                                       $1,351,596,641
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,130,423,762
  Unrealized appreciation on investments and translation
    of assets  and liabilities in foreign currencies                102,588,089
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   118,979,115
  Accumulated distributions in excess of net investment
    income                                                             (394,325)
                                                                 --------------
      Total                                                      $1,351,596,641
                                                                 ==============
Shares of beneficial interest outstanding                          110,711,058
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $447,120,923 / 36,555,125 shares of
     beneficial interest outstanding)                                $12.23
                                                                     ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                                $12.84
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $691,114,762 / 56,679,244 shares of
     beneficial interest outstanding)                                $12.19
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $211,924,444 / 17,359,409 shares of
     beneficial interest outstanding)                                $12.21
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,436,512 / 117,280 shares of
     beneficial interest outstanding)                                $12.25
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $ 22,997,992
    Interest                                                          8,612,875
    Foreign taxes withheld                                             (343,784)
                                                                   ------------
      Total investment income                                      $ 31,267,083
                                                                   ------------
  Expenses -
    Management fee                                                 $  6,016,950
    Trustees' compensation                                               42,491
    Shareholder servicing agent fee                                   1,134,788
    Distribution and service fee (Class A)                              979,326
    Distribution and service fee (Class B)                            5,373,110
    Distribution and service fee (Class C)                            1,556,253
    Administrative fee                                                  139,716
    Custodian fee                                                       368,970
    Printing                                                             85,554
    Postage                                                             136,744
    Auditing fees                                                        30,356
    Legal fees                                                           12,183
    Miscellaneous                                                     1,215,186
                                                                   ------------
      Total expenses                                               $ 17,091,627
    Fees paid indirectly                                                (86,083)
    Reduction of expenses by investment adviser                        (587,230)
                                                                   ------------
      Net expenses                                                 $ 16,418,314
                                                                   ------------
        Net investment income                                      $ 14,848,769
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $127,774,308
    Foreign currency transactions                                       164,841
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $127,939,149
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 76,425,746
    Translation of assets and liabilities in foreign
      currencies                                                        143,435
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 76,569,181
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $204,508,330
                                                                   ------------
          Increase in net assets from operations
                                                                   $219,357,099
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                 1999                 1998
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   14,848,769      $  9,071,521
  Net realized gain on investments and foreign currency
    transactions                                                  127,939,149        43,877,107
  Net unrealized gain on investments and foreign currency
    translation                                                    76,569,181        12,682,679
                                                               --------------      ------------
    Increase in net assets from operations                     $  219,357,099      $ 65,631,307
                                                               --------------      ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   (8,787,769)     $ (4,357,952)
  From net investment income (Class B)                             (7,897,582)       (4,035,339)
  From net investment income (Class C)                             (2,253,120)       (1,060,616)
  From net investment income (Class I)                                (31,538)          (28,949)
  In excess of net investment income (Class A)                       (182,692)         (134,059)
  In excess of net investment income (Class B)                       (164,148)         (216,882)
  In excess of net investment income (Class C)                        (46,830)          (52,495)
  In excess of net investment income (Class I)                           (655)           (1,891)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (19,331,261)      (12,514,640)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (22,418,158)      (13,185,584)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (5,964,171)       (3,245,184)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (67,729)         (113,598)
                                                               --------------      ------------
    Total distributions declared to shareholders               $  (67,147,653)     $(38,947,189)
                                                               --------------      ------------
Net increase in net assets from Fund share transactions        $  416,848,960      $550,284,827
                                                               --------------      ------------
      Total increase in net assets                             $  569,058,406      $576,968,945
Net assets:
  At beginning of period                                          782,538,235       205,569,290
                                                               --------------      ------------
At end of period (including accumulated distributions in
  excess of net investment income of $(394,325) and
  $(405,327), respectively)                                    $1,351,596,641      $782,538,235
                                                               ==============      ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                      1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $10.76         $10.39         $ 9.12         $ 8.20         $ 7.00
                                                          ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                                $ 0.21         $ 0.27         $ 0.32         $ 0.38         $ 0.31
  Net realized and unrealized gain on
    investments and foreign currency                        2.13           1.78           2.08           1.07           1.22
                                                          ------         ------         ------         ------         ------
      Total from investment operations                    $ 2.34         $ 2.05         $ 2.40         $ 1.45         $ 1.53
                                                          ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                              $(0.25)        $(0.27)        $(0.34)        $(0.32)        $(0.33)
  From net realized gain on investments and
    foreign currency transactions                          (0.61)         (1.39)         (0.79)         (0.21)          --
  In excess of net investment income                       (0.01)         (0.02)          --             --             --
                                                          ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                                      $(0.87)        $(1.68)        $(1.13)        $(0.53)        $(0.33)
                                                          ------         ------         ------         ------         ------
Net asset value - end of period                           $12.23         $10.76         $10.39         $ 9.12         $ 8.20
                                                          ======         ======         ======         ======         ======
Total return(+)                                            23.05%         22.13%         28.62%         18.41%         12.48%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.05%          1.05%          1.10%          1.08%          0.83%
  Net investment income                                     1.88%          2.60%          3.27%          4.37%          4.30%
Portfolio turnover                                           137%           124%           153%           137%           152%
Net assets at end of period (000 omitted)               $447,121       $324,098        $90,083        $60,345        $52,474

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                               $ 0.20         $ 0.26         $ 0.30         $ 0.34         $ 0.28
      Ratios (to average net assets):
        Expenses##                                          1.10%          1.15%          1.29%          1.42%          1.23%
        Net investment income                               1.83%          2.50%          3.08%          4.03%          3.90%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     1999            1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $10.73         $10.36         $ 9.10         $ 8.18         $ 6.98
                                                          ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                                $ 0.12         $ 0.19         $ 0.24         $ 0.31         $ 0.24
  Net realized and unrealized gain on
    investments and foreign currency                        2.12           1.79           2.08           1.07           1.22
                                                          ------         ------         ------         ------         ------
      Total from investment operations                    $ 2.24         $ 1.98         $ 2.32         $ 1.38         $ 1.46
                                                          ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                              $(0.16)        $(0.20)        $(0.27)        $(0.25)        $(0.26)
  From net realized gain on investments and
    foreign currency transactions                          (0.61)         (1.39)         (0.79)         (0.21)          --
  In excess of net investment income                       (0.01)         (0.02)          --             --             --
                                                          ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                                      $(0.78)        $(1.61)        $(1.06)        $(0.46)        $(0.26)
                                                          ------         ------         ------         ------         ------
Net asset value - end of period                           $12.19         $10.73         $10.36         $ 9.10         $ 8.18
                                                          ======         ======         ======         ======         ======
Total return                                               22.11%         21.27%         27.59%         17.50%         21.43%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.80%          1.80%          1.87%          1.89%          1.74%
  Net investment income                                     1.08%          1.85%          2.49%          3.53%          3.33%
Portfolio turnover                                           137%           124%           153%           137%           152%
Net assets at end of period (000 omitted)               $691,115       $361,439        $91,973        $49,877        $33,239
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                               $ 0.11         $ 0.18         $ 0.22         $ 0.28         $ 0.21
      Ratios (to average net assets):
        Expenses##                                          1.85%          1.90%          2.06%          2.23%          2.14%
        Net investment income                               1.03%          1.75%          2.30%          3.19%          2.93%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                      1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $10.75         $10.37         $ 9.10         $ 8.18         $ 6.99
                                                          ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                                $ 0.12         $ 0.19         $ 0.24         $ 0.31         $ 0.24
  Net realized and unrealized gain on
    investments and foreign currency                        2.12           1.80           2.09           1.07           1.21
                                                          ------         ------         ------         ------         ------
      Total from investment operations                    $ 2.24         $ 1.99         $ 2.33         $ 1.38         $ 1.45
                                                          ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                              $(0.16)        $(0.20)        $(0.27)        $(0.25)        $(0.26)
  From net realized gain on investments and
    foreign currency transactions                          (0.61)         (1.39)         (0.79)         (0.21)          --
  In excess of net investment income                       (0.01)         (0.02)          --             --             --
                                                          ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                                      $(0.78)        $(1.61)        $(1.06)        $(0.46)        $(0.26)
                                                          ------         ------         ------         ------         ------
Net asset value - end of period                           $12.21         $10.75         $10.37         $ 9.10         $ 8.18
                                                          ======         ======         ======         ======         ======
Total return                                               22.18%         21.25%         27.71%         17.57%         21.19%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.81%          1.80%          1.85%          1.82%          1.81%
  Net investment income                                     1.08%          1.85%          2.47%          3.60%          3.32%
Portfolio turnover                                           137%           124%           153%           137%           152%
Net assets at end of period (000 omitted)               $211,924        $95,856        $22,788         $8,231         $4,943
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                               $ 0.11         $ 0.18         $ 0.22         $ 0.28         $ 0.21
      Ratios (to average net assets):
        Expenses##                                          1.86%          1.90%          2.04%          2.16%          2.21%
        Net investment income                               1.03%          1.75%          2.28%          3.26%          2.83%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,        PERIOD ENDED
                                                                        ---------------------------         OCTOBER 31,
                                                                           1999                1998               1997*
-----------------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                    $10.78              $10.39              $ 8.90
                                                                         ------              ------              ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.24              $ 0.30              $ 0.29
  Net realized and unrealized gain on investments and foreign
    currency                                                               2.13                1.80                1.48
                                                                         ------              ------              ------
      Total from investment operations                                   $ 2.37              $ 2.10              $ 1.77
                                                                         ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.28)             $(0.29)             $(0.28)
  From net realized gain on investments and foreign currency
    transactions                                                          (0.61)              (1.39)               --
  In excess of net investment income                                      (0.01)              (0.03)               --
                                                                         ------              ------              ------
      Total distributions declared to shareholders                       $(0.90)             $(1.71)             $(0.28)
                                                                         ------              ------              ------
Net asset value - end of period                                          $12.25              $10.78              $10.39
                                                                         ======              ======              ======
Total return                                                              23.44%              22.52%              20.15%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               0.80%               0.80%               0.86%+
  Net investment income                                                    2.14%               2.84%               3.39%+
Portfolio turnover                                                          137%                124%                153%
Net assets at end of period (000 omitted)                                $1,437              $1,145              $  725
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                                                $ 0.23              $ 0.29              $ 0.27
    Ratios (to average net assets):
      Expenses##                                                           0.85%               0.90%               1.05%+
      Net investment income                                                2.09%               2.74%               3.20%+
  * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At October 31, 1999, the value of securities loaned was $174,304,104. These loans were collateralized by cash of $174,221,506 and U.S. Treasury securities of $6,928,134. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, accumulated undistributed net realized gain on investments and foreign currency transactions was decreased by $4,539,842, accumulated distributions in excess of net investment income was decreased by $4,528,567 and paid-in capital was increased by $11,275 due to differences between book and tax accounting for non-taxable dividends, mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1999, accumulated undistributed net realized gain on investments and foreign currency transactions and accumulated distributions in excess of net investment income under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of the Fund's average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,673 for the year ended October 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $694,592 for the year ended October 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $131,973 for the year ended October 31, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $20,018 and $3,522 for Class B and Class C shares, respectively, for the year ended October 31, 1999. Fees incurred under the distribution plan during the year ended October 31, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1999, were $12,484, $870,968, and $428,030 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES               SALES
--------------------------------------------------------------------------------
U.S. government securities                   $   82,892,891      $  101,517,127
                                             --------------      --------------
Investments (non-U.S. government
securities)                                  $1,712,345,379      $1,338,785,744
                                             --------------      --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,452,179,338
                                                                 --------------
Gross unrealized appreciation                                    $  142,708,544
Gross unrealized depreciation                                       (43,699,349)
                                                                 --------------
    Net unrealized appreciation                                  $   99,009,195
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                        YEAR ENDED OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1998
                                 ----------------------------------    ---------------------------------
                                        SHARES              AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                         26,782,130       $ 296,199,639       27,132,195       $281,809,080
Shares issued to shareholders
  in reinvestment of
  distributions                      1,705,504          18,153,918        1,483,437         14,492,448
Shares reacquired                  (22,039,306)       (244,032,316)      (7,181,632)       (74,517,887)
                                   -----------       -------------       ----------       ------------
    Net increase                     6,448,328       $  70,321,241       21,434,000       $221,783,641
                                   ===========       =============       ==========       ============

Class B Shares
                                        YEAR ENDED OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1998
                                 ----------------------------------    ---------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                         29,604,556       $ 328,295,994       26,385,454       $275,542,126
Shares issued to shareholders
  in reinvestment of
  distributions                      2,190,312          23,087,105        1,405,140         13,677,225
Shares reacquired                   (8,785,261)        (98,304,257)      (2,998,536)       (31,238,443)
                                   -----------       -------------       ----------       ------------
    Net increase                    23,009,607       $ 253,078,842       24,792,058       $257,980,908
                                   ===========       =============       ==========       ============

Class C Shares
                                        YEAR ENDED OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1998
                                 ----------------------------------    ---------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                         10,720,902       $ 119,141,707        7,452,847       $ 77,990,473
Shares issued to shareholders
  in reinvestment of
  distributions                        513,712           5,429,977          304,674          2,974,079
Shares reacquired                   (2,795,900)        (31,245,007)      (1,033,828)       (10,820,419)
                                   -----------       -------------       ----------       ------------
    Net increase                     8,438,714       $  93,326,677        6,723,693       $ 70,144,133
                                   ===========       =============       ==========       ============

Class I Shares
                                        YEAR ENDED OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1998
                                 ----------------------------------    ---------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             55,017       $     620,395           33,150       $    356,454
Shares issued to shareholders
  in reinvestment of
  distributions                          8,561              91,116           14,702            143,189
Shares reacquired                      (52,522)           (589,311)         (11,414)          (123,498)
                                   -----------       -------------       ----------       ------------
    Net increase                        11,056       $     122,200           36,438       $    376,145
                                   ===========       =============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. At October 31, 1999, there were no loans outstanding. Interest expense incurred on the borrowings amounted to $38,749 for the year ended October 31, 1999. The average dollar amount of borrowings was $700,756 and the weighted average interest rate on these borrowings was 5.71%. The commitment fee allocated to the Fund for the year ended October 31, 1999, was $7,776.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund, including the schedule of portfolio investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Utilities Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
December 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $21,541,578 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED OCTOBER 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 14.8%.

--------------------------------------------------------------------------------

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) UTILITIES FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       AUDITORS
Abby M. O'Neill - Private Investor                     Ernst & Young LLP

Walter E. Robb, III - President and Treasurer,         INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial          For information on MFS mutual funds, call your
consultants); President, Benchmark Consulting          financial consultant or, for an information
Group, Inc. (office services)                          kit, call toll free: 1-800-637-2929 any
                                                       business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                    (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                              INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                P.O. Box 2281
Executive Officer, MFS Investment Management           Boston, MA 02107-9906

J. Dale Sherratt - President, Insight                  For general information, call toll free:
Resources, Inc. (acquisition planning                  1-800-225-2606 any business day from
specialists)                                           8 a.m. to 8 p.m. Eastern time.

Ward Smith - Former Chairman (until 1994),             For service to speech- or hearing-impaired,
NACCO Industries (holding company)                     call toll free: 1-800-637-6576 any business
                                                       day from 9 a.m. to 5 p.m. Eastern time. (To
INVESTMENT ADVISER                                     use this service, your phone must be equipped
Massachusetts Financial Services Company               with a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                  For share prices, account balances, exchanges,
                                                       or MFS stock and bond market outlooks, call
DISTRIBUTOR                                            toll free: 1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                            anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                  WORLD WIDE WEB
                                                       www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Maura A. Shaughnessy*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) UTILITIES FUND                                               ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MUF-2 12/99 95M 35/235/335/835